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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 26, 2004


                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PENNSYLVANIA                         1-1398                      23-1174060
(STATE OR OTHER JURISDICTION    (COMMISSION FILE              (I.R.S. EMPLOYER
OF INCORPORATION)                    NUMBER)                 IDENTIFICATION NO.)


                              100 KACHEL BOULEVARD
                     GREEN HILLS CORPORATE CENTER, SUITE 400
                           READING, PENNSYLVANIA 19607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
    (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT
    (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE
    ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE
    ACT (17 CFR 240.13e-4(c))
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UGI Utilities, Inc.                                         Form 8-K
Page 2                                                      August 26, 2004


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

      ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 26, 2004, UGI Utilities, Inc. ("Utility") entered into a Gas Supply and Delivery Service Agreement ("Supply Agreement") with UGI Energy Services, Inc. ("UGIES"), an affiliate. Under the Supply Agreement, subject to certain seasonal and hourly limits, Utility may receive up to 50,000 Dth/day, 65,000 Dth/day and 80,000 Dth/day during the 2004-2005, 2005-2006 and 2006-2007 winter seasons, respectively.
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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UGI UTILITIES, INC.
                                          (REGISTRANT)



                                          By:  /s/  Thomas M. Jackal
                                               --------------------------------
                                                  Thomas M. Jackal
                                                  Vice President-Law

Date:  September 1, 2004